COMMITMENTS AND CONTINGENCIES - Purchase commitment (Details) - purchase commitment related to vehicles, research and development services and other operating expenses $ in Thousands	Jun. 30, 2026 USD ($)
COMMITMENTS AND CONTINGENCIES
Less than one year	$ 43,290
More than one year	10,929
Total	$ 54,219